YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this report for The Dreyfus New Leaders Fund, Inc. for the 12-month period ended December 31, 1998. Over the period, your Fund produced a total return of -3.95% .* For the same period, the Russell 2000 Index had a total return of -2.55%,** and the Russell 2500 Index had a total return of 0.38% .*** As you may recall, the Fund's Board of Directors approved management policy changes to allow the Fund to expand its investments into the mid-cap sector of the market. As a result, the Fund's benchmark now is the Russell 2500 Index ("the Index").

  In your Fund, we have assembled what we believe are some of the better-positioned small- and mid-capitalization companies in the country, but the investing public is uninterested. For five straight years, the bulk of investors has chosen to plow their hard-earned money into the same "nifty 50" stocks without regard to traditional valuation methods. What do we do? What we always do. To paraphrase Warren Buffett, if one buys undervalued assets, sooner or later something good will happen to them. As investors continue to neglect smaller, well-managed companies, our menu of investment opportunities continues to expand, and we believe the future payoff potential should be worthwhile for
the    long-term    investor.

MARKET OVERVIEW

  Volatility was the overriding characteristic of equity markets in the year ended December 31. There was stock market strength during the early part of the year. Small-cap indices started to erode in the spring and were joined by large-cap indices by midsummer. Indices declined sharply until the end of August, followed by a rebound and then a renewed decline amid financial fears until early October. A strong rally followed in the last three months of the year in response to the easing of monetary policy. Over the 12-month period, the total return on the Standard and Poor's 500 Composite Stock Price Index was 28.60% .((+) ) Returns on mid-cap and small-cap stock indices continued to be weaker, with a negative total return on small-cap indices.

  Three key trends influenced stock market behavior during the year. First, the Federal Reserve kept the Federal Funds rate flat at 5.5% for nearly nine months of the year, but then began a succession of easing moves. Second, weakness in the economies of emerging countries contributed to declining commodity prices and a drop in long-term Treasury bond yields to multidecade lows. Third, expectations for corporate profits dropped, first in the sectors sensitive to Asian developments such as oil, basic materials and exports and then for a broader list of stocks.

  The trigger for the sharp decline in stocks in August appeared to be the Russian default that month. This resulted in deepening concerns about weaker economic growth and corporate profits. There was also a global margin call on risky assets held by hedge funds and financial institutions. This raised the cost of debt financing for many corporations and many emerging countries. Expectations for economic activity in emerging countries in Asia and Latin America sank; those for U.S. corporate profits were put on hold. Despite the fall in Treasury bond yields, financial stocks led the summer sell-off due to concerns that financial difficulties might spread among emerging countries, who might fail to repay loans. However, in the last three months of the year, these fears began to ebb in response to the Federal Reserve's move to ease rates.

  The erosion of expectations for corporate profit growth over the last year contributed to an outperformance by a small group of "supercap" growth stocks for much of the year. Investors had more confidence in the prospect for strong persistent earnings growth for this small group of stocks than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind these "supercap" growth stocks. In addition, many of the financial stocks that fall into the value category fell sharply following the Russian default and global margin call concerns, before rebounding strongly after the Federal Reserve's move to ease rates.

  The year ended December 31, 1998 was characterized by very different performances of the various market sectors. For example, the total return for the year on the Russell 1000 Index, with a heavy large-cap representation, was 27.02%, while the Russell 1000 Growth Index returned 38.71% and the Russell 1000 Value Index returned 15.63%.((+)(+)) The return on the Russell Midcap Index was 10.09%((+)(+)) while the small-cap Russell 2000 Index return was -2.55%.**

  Another pattern in 1998 was that high-quality assets outperformed medium- and low-quality assets. Treasury bonds outperformed junk bonds; U.S. and European stocks outperformed emerging market stocks; blue chip stocks, especially major growth stocks, generally rose more than the average stock. In an environment of concern about financial risks, the high-grade assets were the market leaders.

PORTFOLIO FOCUS

The biggest winner by far for your Fund in 1998 was telecommunications utility Metromedia Fiber Network, Cl. A. Tapping into the increase in demand for bandwidth by telephone companies and corporations, Metromedia Fiber Network, Cl. A has installed fiber rings in over 40 major metropolitan areas. Another telecommunications utility, ITC DeltaCom, provides retail long distance to midsize and large businesses in Bell South's territories. Unfortunately, not all lines in a fiber network are paved in gold. We mistimed our investment in
NEXTLINK Communications, Cl. A, a provider of local facilities-based telecommunications services to small and medium-sized businesses. Additionally, as is often the case with utilities, Illinova, the holding company for the Illinois Power Company, has stumbled in its nuclear exit strategy and quasi-reorganization. In spite of these two misses, the Utility sector provided the largest impetus for positive performance in the Fund for the year.

  Healthcare  was  a  good  segment  for  the Russell 2500 Index, and your Fund.
Winners for the Fund in this sector included Allergan, Perkin-Elmer, and McKesson. The increase in Allergan's share price reflects its transformation into a growth pharmaceutical company. Perkin-Elmer is another company in transition from an analytical investment manufacturer to a higher growth, higher multiple, life sciences company. McKesson has emerged as the leader in the burgeoning and consolidating healthcare-distribution industry. Our losers in this sector prevented our selections from outperforming this sector of the Index. The shares of Gilead Sciences sold off sharply when concerns arose about the safety of its lead HIV drug, Preveon. We sold the stock of Varian Associates, the healthcare systems, analytical instruments, and semiconductor equipment business, when the recovery of the semiconductor industry and the breakup of the company was delayed. Beverly Enterprises, as the largest nursing home provider, is having trouble adjusting to the new Medicare reimbursement rules and is being investigated by the Federal government.

  The broad consumer segment was another sector where your portfolio benefited from fortuitous stock picking. The standout performer was Outdoor Systems, a leading major-market billboard company, which was a winner in 1997. Not to be outclassed, Tiffany brought home the silver in this category as its Asian sales held up better than many expected in view of the Asian crisis and as its holiday-season sales in the U.S. were better than expected. Another winner, Chancellor Media, Cl. A, which was our best consumer stock in 1997, entered 1998 as one of the pure-play U.S. radio broadcasters and exited the year a true multimedia company. Some consumer concepts ran into rough spots last year. Consolidated Stores, which was a big winner for your Fund in 1997, experienced disappointing traffic in their Odd Lots/Big Lots stores and a competitive toy environment for the all-important Christmas season in its KB Toys division. A stock which we mistimed was Premier Parks, the world's largest operator of regional theme parks.

  The technology sector was the best performer of the Russell 2500 Index, and although our stock picks produced good results for your Fund, our selections did not outperform that sector of the Index. We are overweight in technology as we enter 1999 because we think investors will continue to pay a premium for unit growth and pricing power, which are scarce in a slowing global environment. As is typical for this sector, there were some huge winners. Networks Associates has been a top contributor to your Fund in each of the past three years. It has benefited as concerns about computer viruses and network security have fueled demand for the software products it designs. Intuit produces Quicken and TurboTax and is expanding into financial services over the Internet. Lexmark International Group, Cl. A manufactures and sells laser printers and print cartridges, and has benefited from strong sales of PCs. We no longer own any shares of the three worst-performing technology stocks in the Fund's portfolio in 1998: CBT Group PLC, A.D.R., Aspect Telecommunications and Citrix Systems.

  After  two  stupendous  years  of outsized returns in the Fund from the Energy sector, our luck ran out in 1998. The group was the worst performer by far in the Index for the year, and we overstayed our welcome in all of our selections in this sector. The weakening global economy, worldwide overproduction and OPEC in-fighting have caused commodity prices to drop to their lowest levels in 12 years. Our best stock was ERG Spa, an Italian refining and marketing company that floated a successful initial public offering. More indicative of the sector, Ocean Energy was a Fund holding that performed poorly. While it was a big stock for us in 1996 and 1997, the company's merger with United Meridian, another exploration and production outfit, has resulted in more financial and operating leverage in an industry environment that has deteriorated from the
time    of    the    merger.

After several years of writing to you about the combined tailwinds of industry consolidation and declining interest rates which made investing in financial services stocks extremely profitable, 1998 was a year in which your Fund significantly underperformed in this sector. A notable exception was First Tennessee National, a Memphis-based bank holding company that had a successful 1998 in its mortgage banking and capital markets group. Frontier Insurance Group, a writer of specialty property/casualty insurance programs, is facing the transition from the recently deceased founder to his son. These winners were more than offset by companies whose businesses took an adverse turn in 1998: for example; Amerin, Capital Re and Alabama-based Colonial BancGroup. We remain underweighted in the Financial Services sector because we think insurance pricing will stay competitive, the banking cycle is waning, and interest rates are unlikely to decline any further.

  We have become more sanguine about opportunities in the Material and Processing sector. This segment, which includes companies in the process industries such as steels, papers and chemicals, has borne the brunt of the Asian crisis. Much of the demand for these essentially commodity products comes from this region. Industry participants have reacted to global overcapacity by merging with their major competitors and taking high cost capacity out of the system. A better supply/demand balance could enable industry pricing to improve if the global economic picture merely stabilizes. Cement producer Southdown and the Montreal-based Alcan Aluminum were the two best stocks in this segment of your portfolio last year. On the negative side, Freeport-McMoRan Copper & Gold, Cl.B. continues to have three strikes against it: copper, gold and massive reserves in politically and economically unstable Indonesia.

  In conclusion, small and medium-sized companies generally should, in our opinion, continue to grow their businesses in the current market environment. Therefore, we remain very positive on small and medium-sized equities. We believe there is opportunity for growth in the industries in which we invest and the niche markets in which these companies are positioned. We want to assure our investors, both old and new, that we direct our resources into those companies and industries that we believe will propel your Fund into the new millennium.

  We thank you for your interest. You may be sure we will continue to exert our best efforts on your behalf.

       Sincerely,


          [Hilary R. Woods signature]           [Paul Kandel signature]


           Hilary R. Woods                        Paul Kandel

           Co-Portfolio Manager                   Co-Portfolio Manager

January 21, 1999

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Russell 2000 Index is a widely accepted unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.

***SOURCE: THE FRANK RUSSELL COMPANY -- Reflects the reinvestment of income dividends and where applicable, capital gain distributions. The Russell 2500 Index is a widely accepted unmanaged index of small- to mid-cap stock performance and is composed of the 2,500 smallest companies in the Russell 3000 Index.

(+) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor' s 500 Composite Stock Price Index is a widely accepted unmanaged index of overall U.S. stock market performance.

(+)(+)The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 index, which represent approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market captialization and is a widely accepted measure of medium-cap stock market performance. All indices are unmanaged and include reinvested dividends.



DREYFUS NEW LEADERS FUND, INC.                              DECEMBER 31, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS NEW LEADERS FUND,
          INC. WITH THE RUSSELL 2000 INDEX AND THE RUSSELL 2500 INDEX

                                    Dollars

$66,460

Dreyfus New Leaders Fund, Inc.

$60,562

Russell 2500 Index**

$47,010

Russell 2000 Index*

* Source: Lipper Analytical Services, Inc.

**  Source: The Frank Russell Company

Average Annual Total Returns
-----------------------------------------------------------------------------

        One Year Ended                 Five Years Ended                  Ten Years Ended           From Inception (1/29/85)

       December 31, 1998               December 31, 1998                December 31, 1998            to December 31, 1998

      ___________________             ___________________              ___________________           ____________________
            -3.95%                          11.79%                           14.17%                         14.58%
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus New Leaders Fund, Inc. on 1/29/85 (Inception Date) to a $10,000 investment made on that date in the Russell 2000 Index as well as to the Russell 2500 Index which are described below. For comparative purposes, the value of the Index on 1/31/85 is used as the beginning value on 1/29/85. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index, while The Russell 2500 Index is composed of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Indices are both unmanaged and do not take into account charges, fees and other expenses. At the meeting of the Fund's Board of Directors on February 2, 1998, the Board approved changes to the Fund's management policies to increase the maximum market capitalization of companies in which the Fund can invest from $1.5 billion to $5 billion at the time of investment. By expanding the Fund's investment focus to the small- and mid-cap sectors of the equity market, the Fund has selected the Russell 2500 Index as its primary benchmark. Pursuant to applicable regulations, performance for the Russell 2000 Index also is being provided this year. Subsequently, performance information for the Russell 2000 Index will not pe presented in this comparison. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                    DECEMBER 31, 1998

Common Stocks--97.1%                                                                                Shares            Value
-------------------------------------------------------                                          _____________    _____________
         Commercial Services--2.7%  Outdoor Systems  . . . . . . . . . . . . . . . . . (a)            440,000     $  13,200,000

                                    Robert Half International  . . . . . . . . . . . . (a)            125,000         5,585,938

                                                                                                                  _____________

                                                                                                                     18,785,938

                                                                                                                  _____________


       Consumer Non-Durables--3.4%  Jones Apparel Group  . . . . . . . . . . . . . . . (a)            365,000         8,052,813

                                    UST  . . . . . . . . . . . . . . . . . . . . . . . . .            245,000         8,544,375

                                    Warnaco Group, Cl. A . . . . . . . . . . . . . . . . .            265,000         6,691,250

                                                                                                                  _____________

                                                                                                                     23,288,438

                                                                                                                  _____________


           Consumer Services--9.9%  Chancellor Media, Cl. A  . . . . . . . . . . . . . (a)            265,000        12,686,875

                                    Heftel Broadcasting, Cl. A . . . . . . . . . . . . (a)            210,000        10,342,500

                                    Meredith . . . . . . . . . . . . . . . . . . . . . . .            250,000         9,468,750

                                    Premier Parks  . . . . . . . . . . . . . . . . . . (a)            300,000         9,075,000

                                    Sun International Hotels . . . . . . . . . . . . . (a)            200,000         9,087,500

                                    USA Networks . . . . . . . . . . . . . . . . . . . (a)            300,000         9,937,500

                                    Wendy's International  . . . . . . . . . . . . . . . .            340,000         7,416,250

                                                                                                                  _____________

                                                                                                                     68,014,375

                                                                                                                  _____________


      Electronic Technology--15.4%  Adaptec  . . . . . . . . . . . . . . . . . . . . . (a)            400,000         7,025,000

                                    Altera . . . . . . . . . . . . . . . . . . . . . . (a)            250,000        15,218,743

                                    Cordant Technologies . . . . . . . . . . . . . . . . .            200,000         7,500,000

                                    Lexmark International Group, Cl. A.  . . . . . . . (a)            135,000        13,567,500

                                    Northrop Grumman . . . . . . . . . . . . . . . . . . .            100,000         7,312,500

                                    Perkin-Elmer . . . . . . . . . . . . . . . . . . . . .            150,000        14,634,375

                                    Quantum  . . . . . . . . . . . . . . . . . . . . . (a)            450,000         9,562,500

                                    Sundstrand . . . . . . . . . . . . . . . . . . . . . .            175,000         9,078,125

                                    Teradyne . . . . . . . . . . . . . . . . . . . . . (a)            250,000        10,593,750

                                    Vitesse Semiconductor  . . . . . . . . . . . . . . (a)            240,000        10,950,000

                                                                                                                  _____________

                                                                                                                    105,442,493

                                                                                                                  _____________


             Energy Minerals--2.6%  Anadarko Petroleum . . . . . . . . . . . . . . . . . .            280,000         8,645,000

                                    Apache . . . . . . . . . . . . . . . . . . . . . . . .            100,000         2,531,250

                                    Enron Oil & Gas  . . . . . . . . . . . . . . . . . . .            400,000         6,900,000

                                                                                                                  _____________

                                                                                                                     18,076,250

                                                                                                                  _____________


                    Finance--19.8%  ACE Limited  . . . . . . . . . . . . . . . . . . . . .            240,000         8,265,000

                                    Bank United, Cl. A . . . . . . . . . . . . . . . . . .            200,000         7,850,000

                                    Bear Stearns Cos.  . . . . . . . . . . . . . . . . . .            200,000         7,475,000

                                    Boston Properties  . . . . . . . . . . . . . . . . . .            250,000         7,625,000

                                    Charter One Financial  . . . . . . . . . . . . . . . .            309,750         8,595,563

                                    Colonial BancGroup, Cl. A  . . . . . . . . . . . . . .            600,000         7,200,000

                                    Dime Bancorp . . . . . . . . . . . . . . . . . . . . .            300,000         7,931,250

                                    Enhance Financial Services Group . . . . . . . . . . .            240,000         7,200,000

                                    Everest Reinsurance Holdings . . . . . . . . . . . . .            295,000        11,486,563

                                    Executive Risk . . . . . . . . . . . . . . . . . . . .            150,000         8,240,625

                                    First Tennessee National . . . . . . . . . . . . . . .            275,000        10,467,188

                                    Reliance Group Holdings  . . . . . . . . . . . . . . .            600,000         7,725,000

DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 1998

Common Stocks (continued)                                                                            Shares            Value
-------------------------------------------------------                                          _____________    _____________

               Finance (continued)  ReliaStar Financial  . . . . . . . . . . . . . . . . .            230,000     $  10,608,750

                                    Terra Nova (Bermuda) Holdings, Cl. A . . . . . . . . .            350,000         8,837,500

                                    Torchmark  . . . . . . . . . . . . . . . . . . . . . .            225,000         7,945,313

                                    Berkley (W.R.) . . . . . . . . . . . . . . . . . . . .            245,000         8,345,313

                                                                                                                  _____________

                                                                                                                    135,798,065

                                                                                                                  _____________


             Health Services--2.5%  HEALTHSOUTH  . . . . . . . . . . . . . . . . . . . (a)            625,000         9,648,438

                                    Universal Health Services, Cl. B . . . . . . . . . . .            150,000         7,781,250

                                                                                                                  _____________

                                                                                                                     17,429,688

                                                                                                                  _____________


           Health Technology--4.9%  Allergan . . . . . . . . . . . . . . . . . . . . . . .            165,000        10,683,750

                                    ALZA . . . . . . . . . . . . . . . . . . . . . . . (a)             97,000         5,068,250

                                    Centocor . . . . . . . . . . . . . . . . . . . . . (a)            165,000         7,445,625

                                    Forest Laboratories  . . . . . . . . . . . . . . . (a)            200,000        10,637,500

                                                                                                                  _____________

                                                                                                                     33,835,125

                                                                                                                  _____________


         Industrial Services--1.4%  BJ Services  . . . . . . . . . . . . . . . . . . . (a)            385,000         6,015,625

                                    Global Industries  . . . . . . . . . . . . . . . . (a)            535,000         3,276,875

                                    Separation Technologies  . . . . . . . . . . . (a,b,c)             81,984           311,539

                                                                                                                  _____________

                                                                                                                      9,604,039

                                                                                                                  _____________


         Non-Energy Minerals--5.7%  Alcan Aluminium  . . . . . . . . . . . . . . . . . . .            325,000         8,795,313

                                    Allegheny Teledyne . . . . . . . . . . . . . . . . . .            500,000        10,218,750

                                    Freeport-McMoRan Copper & Gold, Cl. B  . . . . . . . .            500,000         5,218,750

                                    Nucor  . . . . . . . . . . . . . . . . . . . . . . . .            170,000         7,352,500

                                    Phelps Dodge . . . . . . . . . . . . . . . . . . . . .            145,000         7,376,875

                                                                                                                  _____________

                                                                                                                     38,962,188

                                                                                                                  _____________


          Process Industries--5.0%  Bowater  . . . . . . . . . . . . . . . . . . . . . . .            200,000         8,287,500

                                    OM Group . . . . . . . . . . . . . . . . . . . . . . .            250,000         9,125,000

                                    Owens-Illinois . . . . . . . . . . . . . . . . . . (a)            250,000         7,656,250

                                    Westpoint Stevens  . . . . . . . . . . . . . . . . (a)            280,000         8,837,500

                                                                                                                  _____________

                                                                                                                     33,906,250

                                                                                                                  _____________


      Producer Manufacturing--1.9%  Howmet International . . . . . . . . . . . . . . . (a)            785,000        12,658,125

                                                                                                                  _____________


                Retail Trade--3.8%  Bed Bath & Beyond  . . . . . . . . . . . . . . . . (a)            300,000        10,237,500

                                    Consolidated Stores  . . . . . . . . . . . . . . . (a)            145,000         2,927,188

                                    Tiffany  . . . . . . . . . . . . . . . . . . . . . . .            250,000        12,968,750

                                                                                                                  _____________

                                                                                                                     26,133,438

                                                                                                                  _____________


         Technology Services--7.0%  Aspect Development . . . . . . . . . . . . . . . . (a)            120,000         5,317,500

                                    Excite . . . . . . . . . . . . . . . . . . . . . . (a)            220,000         9,253,750

                                    Intuit . . . . . . . . . . . . . . . . . . . . . . (a)            190,000        13,775,000

                                    Networks Associates  . . . . . . . . . . . . . . . (a)            290,000        19,212,500

                                                                                                                  _____________

                                                                                                                     47,558,750

                                                                                                                  _____________

DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 1998

Common Stocks (continued)                                                                            Shares            Value
-------------------------------------------------------                                          _____________    _____________

                  Utilities--11.1%  BEC Energy . . . . . . . . . . . . . . . . . . . . . .            225,000    $    9,267,188

                                    Illinova . . . . . . . . . . . . . . . . . . . . . . .            320,000         8,000,000

                                    ITC DeltaCom . . . . . . . . . . . . . . . . . . . (a)            550,000         8,387,500

                                    LG&E Energy  . . . . . . . . . . . . . . . . . . . . .            315,000         8,918,438

                                    Metromedia Fiber Network, Cl. A  . . . . . . . . . (a)            770,000        25,795,000

                                    Niagara Mohawk Power . . . . . . . . . . . . . . . . .            500,000         8,062,500

                                    Pinnacle West Capital  . . . . . . . . . . . . . . . .            170,000         7,203,750

                                                                                                                  _____________

                                                                                                                     75,634,376

                                                                                                                  _____________

                                    TOTAL COMMON STOCKS

                                        (cost $476,852,041)  . . . . . . . . . . . . . . .                         $665,127,538

                                                                                                                  _____________


Preferred Stocks--.2%
-------------------------------------------------------

Industrial Services--.1%  Separation Technologies,

                                        Ser. A, 6%, Cum. Conv. . . . . . . . . . . (a,b,c)            243,385  $        924,863


          Technology Services--.1%  Crystal Dynamics, Ser. D, Conv.  . . . . . . . . (a,c)            180,000           675,000

                                                                                                                  _____________

                                    TOTAL PREFERRED STOCKS

                                        (cost $2,281,463)  . . . . . . . . . . . . . . . .                       $    1,599,863

                                                                                                                  _____________

                                                                                                   Principal

Short-Term Investments--5.4%                                                                        Amount
-------------------------------------------------------                                          _____________

              U.S. Treasury Bills:  3.57%, 1/07/1999 . . . . . . . . . . . . . . . . . . .     $      658,000   $       657,617

                                    3.76%, 1/14/1999 . . . . . . . . . . . . . . . . . . .          3,690,000         3,685,214

                                    4.41%, 1/21/1999 . . . . . . . . . . . . . . . . . . .          2,839,000         2,832,059

                                    4.08%, 1/28/1999 . . . . . . . . . . . . . . . . . . .          2,172,000         2,165,897

                                    4.32%, 2/04/1999 . . . . . . . . . . . . . . . . . . .         14,484,000        14,424,630

                                    4.38%, 3/18/1999 . . . . . . . . . . . . . . . . . . .          4,988,000         4,943,856

                                    4.46%, 4/01/1999 . . . . . . . . . . . . . . . . . . .          8,245,000         8,155,130

                                                                                                                  _____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $36,859,759) . . . . . . . . . . . . . . . .                        $  36,864,403
                                                                                                                  _____________


TOTAL INVESTMENTS (cost $515,993,263). . . . . . . . . . . . . . . . . . . . . . . . . . .             102.7%      $703,591,804
                                                                                                      _______     _____________

LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . .             (2.7%)    $ (18,843,369)
                                                                                                      _______     _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $684,748,435
                                                                                                      _______     _____________


DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

(b) Investments in non-controlled affiliates (cost $1,243,000)--see Note 1(d).

(c) Securities restricted as to public resale. Investments in restricted securities, with an aggregate value of $1,911,402, represents approximately
 .28% of net assets:

                                                           Acquisition         Purchase        Percentage of

Issuer                                                        Date               Price          Net Assets        Valuation*
_____                                                      __________          ________        ____________       _________
Crystal Dynamics, Ser. D, Conv.. . . . . . . . . . .         7/10/95          $7.50              .10%              $3.75

Separation Technologies. . . . . . . . . . . . . . .         1/13/95           3.80              .04                3.80

Separation Technologies, Ser. A, 6% Cum. Conv. . . .     7/12/93-1/13/95       3.80              .14                3.80

--------------

*The valuation of these securities has been determined in good faith under the direction of the Board of Directors.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                         DECEMBER 31, 1998

                                                                                                 Cost                 Value
                                                                                             _____________        _____________
ASSETS:                          Investments in securities--See Statement of Investments . .  $515,993,263         $703,591,804

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                               13,840

                                 Receivable for shares of Common Stock subscribed  . . . .                           10,807,039

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                              490,895

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               62,828

                                                                                                                  _____________

                                                                                                                    714,966,406

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              473,524

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                              141,294

                                 Payable for shares of Common Stock redeemed . . . . . . .                           17,685,133

                                 Payable for investment securities purchased . . . . . . .                           11,817,660

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                              100,360

                                                                                                                  _____________

                                                                                                                     30,217,971

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $684,748,435
                                                                                                                  _____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $497,801,844

                                 Accumulated net realized gain (loss) on investments . . .                            (651,950)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4  . . . . . . . . . . . . . . . .                          187,598,541

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $684,748,435
                                                                                                                  _____________

SHARES OUTSTANDING

(100 MILLION SHARES OF $.01 PAR VALUE COMMON STOCK AUTHORIZED) . . . . . . . . . . . . . .                           16,574,919

NET ASSET VALUE, offering and redemption price per share--Note 3(d). . . . . . . . . . . .                               $41.31

                                                                                                                        _______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME

INCOME:                          Cash dividends (net of $7,313 foreign taxes
                                    withheld at source)  . . . . . . . . . . . . .         $  5,437,239

                                 Interest    . . . . . . . . . . . . . . . . . . .            1,942,056

                                                                                           ____________

                                        Total Income . . . . . . . . . . . . . . .                               $  7,379,295

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . .            5,968,082

                                 Shareholder servicing costs--Note 3(b)  . . . . .            2,764,193

                                 Prospectus and shareholders' reports  . . . . . .               86,755

                                 Custodian fees--Note 3(b) . . . . . . . . . . . .               78,442

                                 Registration fees . . . . . . . . . . . . . . . .               53,793

                                 Professional fees . . . . . . . . . . . . . . . .               45,157

                                 Directors' fees and expenses--Note 3(c) . . . . .               43,582

                                 Loan commitment fees--Note 2  . . . . . . . . . .                6,144

                                 Miscellaneous . . . . . . . . . . . . . . . . . .               11,548

                                                                                           ____________

                                        Total Expenses . . . . . . . . . . . . . .                                  9,057,696

                                                                                                                _____________

INVESTMENT (LOSS). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                 (1,678,401)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . .      $       (83,704)

                                 Net unrealized appreciation (depreciation)
                                    on investments . . . . . . . . . . . . . . . .          (27,003,995)

                                                                                           ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                (27,087,699)

                                                                                                                _____________

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . .                               $(28,766,100)

                                                                                                                _____________









                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Year Ended             Year Ended

                                                                                     December 31, 1998     December 31, 1997
                                                                                      _________________    _________________

OPERATIONS:

   Investment (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $     (1,678,401)     $    (2,637,097)

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .            (83,704)          88,188,933

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . .       (27,003,995)           56,242,763

                                                                                         _____________         _____________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . .       (28,766,100)          141,794,599

                                                                                         _____________         _____________

DIVIDENDS TO SHAREHOLDERS FROM:

   Net realized gain on investments  . . . . . . . . . . . . . . . . . . . . . . . .       (20,245,621)          (75,672,264)

                                                                                         _____________         _____________

CAPITAL STOCK TRANSACTIONS:

   Net proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . .        327,144,836          467,417,822

   Dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         19,379,693           72,972,658

   Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (472,441,525)        (527,978,672)

   Redemption fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            143,546             ----

                                                                                         _____________         _____________

       Increase (Decrease) in Net Assets from Capital Stock Transactions . . . . . .      (125,773,450)           12,411,808

                                                                                         _____________         _____________

          Total Increase (Decrease) in Net Assets  . . . . . . . . . . . . . . . . .      (174,785,171)           78,534,143

NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        859,533,606          780,999,463

                                                                                         _____________         _____________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 684,748,435        $ 859,533,606

                                                                                         _____________         _____________

                                                                                            Shares               Shares

                                                                                         _____________         _____________

CAPITAL SHARE TRANSACTIONS:

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7,407,474           10,396,629

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . .            517,921            1,671,965

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (10,732,055)         (11,857,646)

                                                                                         _____________         _____________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . . . .         (2,806,660)             210,948
                                                                                         _____________         _____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                       Year Ended December 31,
                                                                         ______________________________________________________

PER SHARE DATA:                                                      1998         1997         1996         1995         1994
                                                                   _______      _______      _______       _______      _______
   Net asset value, beginning of period  . . . . . . . . . .        $44.35       $40.74       $37.39        $31.33       $34.13
                                                                   _______      _______      _______       _______      _______

   Investment Operations:

   Investment income (loss)--net . . . . . . . . . . . . . .          (.10)        (.14)        (.05)          .06          .10

   Net realized and unrealized gain (loss) on investments  .         (1.78)        7.99         6.47          9.17         (.22)
                                                                   _______      _______      _______       _______      _______

   Total from Investment Operations  . . . . . . . . . . . .         (1.88)        7.85         6.42          9.23         (.12)
                                                                   _______      _______      _______       _______      _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .            --           --           --          (.07)        (.08)

   Dividends from net realized gain on investments . . . . .         (1.17)       (4.24)       (3.07)        (3.10)       (2.60)
                                                                   _______      _______      _______       _______      _______

   Total Distributions . . . . . . . . . . . . . . . . . . .         (1.17)       (4.24)       (3.07)        (3.17)       (2.68)
                                                                   _______      _______      _______       _______      _______

   Redemption fee added to paid-in capital . . . . . . . . .           .01           --           --            --           --
                                                                   _______      _______      _______       _______      _______

   Net asset value, end of period  . . . . . . . . . . . . .        $41.31       $44.35       $40.74        $37.39       $31.33
                                                                   _______      _______      _______       _______      _______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .         (3.95%)      19.54%       17.31%        29.80%        (.15%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .          1.14%        1.12%        1.17%         1.19%        1.16%

   Ratio of net investment income (loss) to average net assets . .    (.21%)       (.33%)       (.15%)         .17%         .30%

   Decrease reflected in above expense ratios
       due to undertakings by the Manager  . . . . . . . . .            --           --           --           .02%         .05%

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .        107.38%       82.28%      102.22%       108.80%       94.21%

   Net Assets, end of period (000's Omitted) . . . . . . . .      $684,748     $859,534     $780,999      $606,945     $391,625

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus New Leaders Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The Fund's investment objective is to maximize capital appreciation. The Dreyfus Corporation (the "Manager") serves as the Fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A)  PORTFOLIO  VALUATION:  Investments  in  securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at
the    prevailing    rates    of    exchange.

  (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net
earnings   credits   based   on   available  cash  balances  left  on  deposit.

  (D) AFFILIATED ISSUERS: Issuers in which the Fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended December 31, 1998:

                                       Shares

                  _________________________________________________

                                           Beginning                                     End of      Dividend        Market

Name of Issuer                             of Period       Purchases       Sales         Period       Income          Value

_____________                              _________      __________       _____        ________      _______      __________
Separation Technologies--Common. . . . . .    81,984          ---           ---           81,984         --          $311,539

Separation Technologies--Preferred . . . .   243,385          ---           ---          243,385         --           924,863

(E) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may

DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). This may result in distributions that are in excess of investment income-net and net realized capital gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (F) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  During the period ended December 31, 1998, the Fund reclassified $1,678,401 between paid-in capital and accumulated undistributed investment income-net. Net assets were not affected by this reclassification.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, commitment fees, interest on borrowings (which, in the view of Stroock & Stroock & Lavan LLP, counsel to the Fund, also contemplates dividends on securities sold short), and extraordinary expenses, exceed 1 1/2% of the value of the Fund' s average net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended December 31, 1998, there was no expense reimbursement pursuant to the Agreement.

  (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution, or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 1998, the Fund was charged $1,989,361 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1998, the Fund was charged $358,021 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended December 31, 1998, the Fund was charged $78,442 pursuant to the custody agreement.

  (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) A 1% redemption fee is charged and retained by the Fund on shares redeemed within a six-month period of their issuance, including on redemptions made through the use of the Fund Exchange privilege.

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1998, amounted to $809,872,129 and $943,951,738, respectively.

  At December 31, 1998, accumulated net unrealized appreciation on investments was $187,598,541, consisting of $195,865,346 gross unrealized appreciation and $8,266,805 gross unrealized depreciation.

  At December 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS NEW LEADERS FUND, INC.

  We have audited the accompanying statement of assets and liabilities of Dreyfus New Leaders Fund, Inc., including the statement of investments as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Leaders Fund, Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

February 4, 1999


DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  For Federal tax purposes the Fund hereby designates $1.1169 per share as a long-term capital gain distribution of the $1.1676 per share paid on September 14, 1998.


                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS NEW LEADERS FUND, INC.

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940


Printed in U.S.A.                                             085AR9812

New Leaders

Fund, Inc.

Annual Report

December 31, 1998